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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 15, 2002 included in UbiquiTel Inc.'s Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in or made part of this registration statement.


ARTHUR ANDERSEN LLP


New York, New York
March 25, 2002